UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 18, 1997
                                                   ---------------

                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


   300 One Jackson Place, 188 E. Capitol St., Jackson, MS 39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


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 (Former name or former address, if changed since last report)

                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.   Acquisition or Disposition of Assets.

                On March 18, 1997, Parkway Properties LP, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner, purchased Charlotte Park Executive Center in Charlotte, North Carolina. Charlotte Park Executive Center is a 30 acre master-planned office park consisting of three office buildings built in 1982, 1984 and 1986 with approximately 187,207 square feet of net rentable area. It is located in the I-77/Southwest corridor, Charlotte's largest office submarket. The Company also purchased 17.64 acres of development land in the office park for $1,721,000. The three buildings are currently 92% leased with Premier Health Systems (59% of total net rentable square feet) and BellSouth (23% of total net rentable square feet) as the principal tenants.
          The purchase price of $16,071,000 was funded with existing cash reserves.


Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements

          The audited combined financial statement of Charlotte Park Executive Center for the twelve months ended December 31, 1995 is incorporated by reference to the Registrant's Form 8-K dated January 7, 1997 filed on January 10, 1997. Also incorporated is the unaudited combined financial statement of Charlotte Park
          Executive  Center for the nine months  ended  September
          30, 1996.



          (b)  Pro Forma Consolidated Financial Statements

          The   following   unaudited  Pro   Forma   Consolidated
          Financial Statements are attached hereto.


                    PARKWAY PROPERTIES, INC.
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)         4
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of September 30, 1996                                   6
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Twelve Months Ended December 31, 1995              8
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Nine Months Ended September 30, 1996               9
Notes to Pro Forma Consolidated Financial
     Statements (Unaudited)                                    10



          (c)  Exhibits

          (10) The Purchase and Sale Agreement among Charlotte Park Limited Partnership, CEP Investors Limited Partnership and Parkway Carolina, Inc. dated November 4, 1996 is incorporated by reference to the Registrant's Form 8-K dated January 7, 1997 filed on January 10, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

                    PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)

The  following unaudited pro forma consolidated balance sheet  as of September 30, 1996 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the twelve months ended December 31, 1995 and nine months ended September
30,  1996 give effect to the September 30, 1996 purchase  of  the
BB&T Financial Center ,the October 31, 1996 purchase of the Tensor Building, the January 7, 1997 purchase of Forum II & III, the  January 28, 1997 purchase of Ashford II and the
March 18, 1997 purchase of Charlotte Park Executive Center as well as the December 24, 1996 sale of the Virginia Beach mortgage loan. The pro forma consolidated financial statements have been prepared by
management  of  Parkway  based  upon  the  historical   financial
statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of the Tensor Building, Forum II & III, Charlotte Park Executive Center and Ashford II and the effect of the sale of the mortgage loan. No pro forma adjustments were needed for the purchase of the BB&T Financial Center due its September 30th purchase date.

The pro forma consolidated statements of income set forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1995.

          BUILDING                      DATE OF PURCHASE

          Charlotte Park Executive Center    3/18/97
          Ashford II                         1/28/97
          Forum II & III                     1/07/97
          Tensor                            10/31/96
          BB&T Financial Center              9/30/96
          Falls Pointe                       8/09/96
          Roswell North                      8/09/96
          Cherokee                           7/09/96
          Courthouse                         7/09/96
          400 Northbelt                      4/15/96
          Woodbranch                         4/15/96
          One Park 10 Plaza                  3/07/96
          Waterstone                        12/18/95
          IBM Building                      10/02/95
          MTEL Centre'                       7/31/95



    In addition to the purchases listed above, the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the placement of non-recourse mortgage debt on recently acquired properties and the December 24, 1996 sale of the Virginia Beach mortgage loan as if the transactions occurred January 1, 1995.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchase, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1995.


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1996
                           (Unaudited)

                                Parkway    Pro Forma     Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings.............$129,507    $ 37,523    $167,030
   Accumulated depreciation.....  (8,671)          -      (8,671)
                                --------    --------    --------
                                 120,836      37,523     158,359
   Real estate held for sale
     Land.......................   8,206           -       8,206
     Operating properties.......   3,928           -       3,928
   Mortgage loans...............   6,173      (5,784)        389
   Real estate securities.......     507           -         507
   Real estate partnerships and
     corporate joint venture....     312           -         312
                                --------    --------    --------
                                 139,962      31,739     171,701
 Interest and rents receivable
   and other assets.............   3,865       (227)       3,638
 Cash and cash equivalents......     134       (134)           -
                                --------    --------    --------
                                $143,961    $ 31,378    $175,339
                                ========    ========    ========
Liabilities
 Notes payable to banks.........$  6,836    $ 22,438    $ 29,274
 Mortgage notes payable without
   recourse.....................  53,452       9,850      63,302
 Mortgage notes payable on wrap
   mortgages....................   4,470      (4,470)          -
 Accounts payable and other
   liabilities..................   5,999           -       5,999
                                --------    --------    --------
                                  70,757      27,818      98,575
                                --------    --------    --------
 Shareholders' Equity
 Preferred stock, $.001 par
   value, 576,000 shares
   authorized, 576,000 shares
   issued in 1996...............       1                       1
 Common stock, $.001 par value,
   69,424,000 shares authorized,
   3,636,421 shares issued......       3           -           3
 Additional paid-in capital.....  51,924           -      51,924
 Retained earnings..............  21,061       3,560      24,621
                                --------    --------    --------
                                  72,989       3,560      76,549

Unrealized gain on securities..     215           -         215
                                --------    --------    --------
                                  73,204       3,560      76,764
                                --------    --------    --------
                                $143,961    $ 31,378    $175,339
                                ========    ========    ========

            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE TWELVE MONTHS ENDED 12/31/95
                           (Unaudited)

                                  Parkway    Pro Forma  Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                            (In  thousands,  except  per  share data)

Revenues
Income from real estate
  properties.......................$ 8,941    $25,140 (a)$34,081
Interest on mortgage loans.........  1,421     (1,265)(e)    156
Management company income..........  1,041          -      1,041
Equity in earnings
  Real estate companies............    135          -        135
  Real estate partnerships and
    corporate joint venture........    116          -        116
Interest on investments............    167          -        167
Dividend income....................    601          -        601
Deferred gains and other income....    345          -        345
Gain on real estate
  and mortgage loans...............  6,552          -      6,552
Gain on securities.................  4,314          -      4,314
                                   -------    -------    -------
                                    23,633     23,875     47,508
                                   -------    -------    -------
Expenses
Real estate owned
  Operating expense................  4,876     12,000 (a) 16,876
  Interest expense.................  2,230      3,457 (c)  5,687
  Depreciation and amortization....  1,331      2,855 (a)  4,186
  Minority interest................   (100)         -       (100)
Interest expense
  Notes payable to banks...........    156      2,360 (e)  2,516
  Notes payable on wrap mortgages..    135       (135)         -
Management company expenses........    804          -        804
Other expenses.....................  2,299          -      2,299
                                   -------    -------    -------
                                    11,731     20,537     32,268
                                   -------    -------    -------
Income before taxes................ 11,902      3,338     15,240
Income tax provision...............     82          - (8)     82
                                   -------    -------    -------
Net income.........................$11,820    $ 3,338    $15,158
                                   =======    =======    =======
Net income per share...............$  4.24               $  3.86
                                   =======               =======
Weighted average shares
  outstanding......................  2,787                 3,927
                                   =======               =======

            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               FOR THE NINE MONTHS ENDED 9/30/96
                           (Unaudited)

                                  Parkway    Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                             (In  thousands,  except  per  share data)

Revenues
Income from real estate
  properties...................... $13,559   $11,725 (b) $25,284
Management company income.........     537         -         537
Interest on mortgage loans........   1,435    (1,384)(f)      51
Equity in earnings:
  Real estate partnerships and
    corporate joint venture.......     121         -         121
Gain on securities................     304         -         304
Interest on investments...........     471         -         471
Deferred gains and other income...      91         -          91
Dividend income...................     118         -         118
Gain on real estate and mortgage
  loans...........................   5,863         -       5,863
                                   -------   -------     -------
                                    22,499    10,341      32,840
                                   -------   -------     -------
Expenses
Real estate owned:
  Operating expense...............   6,570     5,376 (b)  11,946
  Interest expense................   2,390     1,452 (d)   3,842
  Depreciation and amortization...   1,591     1,457 (b)   3,048
  Minority interest...............     (12)        -         (12)
Interest expense:
  Notes payable to banks..........      95     1,770 (f)   1,865
  Notes payable on wrap mortgages.     340      (340)          -
Management company expenses.......     483         -         483
Other expenses....................   2,198         -       2,198
                                   -------   -------     -------
                                    13,655     9,715      23,370
                                   -------   -------     -------
Income before taxes...............   8,844       626       9,470
Income tax provision..............      23         - (8)      23
                                   -------   -------     -------
Net income........................ $ 8,821   $   626     $ 9,447
                                   =======   =======     =======
Net income per share.............. $  2.54               $  2.27
                                   =======               =======
Weighted average shares
  outstanding                        3,474                 4,169
                                   =======               =======

                    PARKWAY PROPERTIES, INC.

      Notes to Pro Forma Consolidated Financial Statements
                           (Unaudited)


1. On September 30, 1996, Parkway Carolina, Inc., a wholly-owned subsidiary of Parkway Properties, Inc. ("Parkway" or the "Company"), purchased the BB&T Financial Center for $24,500,000 from an unrelated party. This building consists of approximately 239,000 net rentable square feet. No pro forma adjustments were needed to the Consolidated Balance Sheet as of September 30, 1996 due to the September 30th purchase date.

2. On October 31, 1996, Parkway Houston, Inc., a wholly-owned subsidiary of Parkway Properties, Inc. ("Parkway"), purchased the Tensor Building in Houston, Texas from a major property company. The Tensor Building consists of approximately 92,000 square feet of rentable square feet. The purchase price of $2,820,000 was funded with existing cash reserves.

3. On December 24, 1996, Parkway Properties, Inc. ("Parkway" or the "Company") sold the Virginia Beach mortgage loan to an unrelated party for $9,700,000 in cash. A portion of the proceeds from the sale were used to repay the underlying first mortgages on the buildings totaling $4,415,000.

4. On January 7, 1997, Parkway Properties LP purchased Forum II & III for $16,425,000 from an unrelated party. The buildings consist of approximately 173,000 net rentable square feet. The purchase was funded with existing cash reserves and borrowings of $7,440,000 on a line of credit with Deposit Guaranty National Bank, Jackson, Mississippi, at a rate equal to 8.0062%.

5. On March 18, 1997, Parkway Properties LP purchased Charlotte Park Executive Center for $16,071,000. The 30 acre master-planned office park consists of three buildings with approximately 187,207 square feet of net rentable area. The Company also purchased 17.64 acres of development land in the office park for $1,721,000. The purchases were funded with existing cash reserves.

6.   The  pro forma adjustments to the Consolidated Balance Sheet as  of  September  30,  1996 include the  January  28,  1997 purchase of Ashford II for $2,207,000.

7. The pro forma adjustments to the Consolidated Statements of Income for the twelve months ended December 31, 1995 and the nine months ended September 30, 1996 set forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1995.

             BUILDING                      DATE OF PURCHASE

             Charlotte Park Executive Center   3/18/97
             Ashford II                        1/28/97
             Forum II & III                    1/07/97
             Tensor                           10/31/96
             BB&T Financial Center             9/30/96
             Falls Pointe                     8/09/96
             Roswell North                     8/09/96
             Cherokee                          7/09/96
             Courthouse                        7/09/96
             400 Northbelt                     4/15/96
             Woodbranch                        4/15/96
             One Park 10 Plaza                 3/07/96
             Waterstone                       12/18/95
             IBM Building                     10/02/95
             MTEL Centre'                      7/31/95

     In addition to the purchases listed above, the adjustments on the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage debt on recently acquired properties as if the transactions occurred January 1, 1995. These pro forma adjustments are detailed below by property for the twelve months ended December 31, 1995 and nine months ended September 30, 1996.

     The   effect  on  income  and  expenses  from  real   estate
     properties due to the above purchases are as follows:

     (a) For the twelve months ended December 31, 1995:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     MTEL Centre'      $ 2,420,000    $ 1,442,000    $   177,000
     IBM Building          959,000        449,000        102,000
     Waterstone          1,183,000        499,000        181,000
     One Park 10 Plaza   1,731,000      1,006,000        151,000
     400 North Belt
       & Woodbranch      3,470,000      1,970,000        313,000
     Cherokee &
       Courthouse
       Road Bldgs.       1,848,000        841,000        249,000
     Falls Pointe &
       Roswell North     2,270,000        929,000        315,000
     BB&T Financial
       Center            3,999,000      1,378,000        551,000
     Tensor              1,001,000        618,000         63,000
     Forum II & III      2,858,000      1,289,000        370,000
     Charlotte Ex.Park   2,732,000      1,172,000        333,000
     Ashford II            669,000        407,000         50,000
                       -----------    -----------    -----------
                       $25,140,000    $12,000,000    $ 2,855,000
                       ===========    ===========    ===========



     (b) For the nine months ended September 30, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     One Park 10      $    299,000   $    160,000    $    25,000
     400 North Belt
      & Woodbranch       1,036,000        551,000         92,000
     Cherokee &
       Courthouse
       Road Bldgs.         917,000        480,000        124,000
     Falls Pointe &
       Roswell North     1,161,000        439,000        191,000
     BB&T Financial
       Center            3,072,000      1,055,000        413,000
     Tensor                729,000        477,000         48,000
     Forum II & III      2,062,000        998,000        277,000
     Charlotte Park      1,962,000        885,000        250,000
     Ashford II            487,000        331,000         37,000
                       -----------    -----------    -----------
                       $11,725,000    $ 5,376,000    $ 1,457,000
                       ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     Pro forma interest expense on real estate owned reflects the non-recourse  debt  placed on the buildings  at  the  actual amounts  and rates by property as if placed January 1,  1995 is as follows:

     Property/Placement               Twelve Months  Nine Months
         Date/Rate           Debt      12/31/95 (c)  9/30/96 (d)
     ------------------  -----------  -------------  -----------
     MTEL Centre
       12/95 7.75%       $11,000,000   $   595,000   $        -

     IBM Building
       2/96 7.78%          4,800,000       370,000       41,000

     Waterstone
       6/96 8.00%          5,620,000       450,000      185,000

     One Park 10
       7/96 8.35%          4,700,000       392,000      196,000

     400 North Belt &
       Woodbranch
       7/96 8.25%         10,000,000       825,000      412,000

     Falls Pointe &
       Roswell North
       12/96 8.375%        9,850,000       825,000      618,000

                                        ----------   ----------
                                        $3,457,000   $1,452,000
                                        ==========   ==========


     The  January  1, 1995 pro forma effect of the  sale  of  157 mortgage  loans  on May 31, 1996 and the December  24,  1996 sale of the Virginia Beach mortgage loan is as follows:

                                     Twelve Months    Nine Months
                                      12/31/95 (e)    9/30/96 (f)
                                     -------------    -----------
     Interest Income:
          Mortgage loans             $(1,265,000)    $(1,384,000)


     The pro forma effect of the purchases of BB&T, Tensor, Forum II & III, Charlotte Park Executive Center and Ashford II on interest expense on notes payable to banks for the twelve months ended December 31, 1995 and the nine months ended September 30, 1996 is $2,360,000 and $1,770,000, respectively.

     The pro forma effect of the sale of the Virginia Beach mortgage loan on interest expense on notes payable on wrap mortgages for the twelve months ended December 31, 1995 and the nine months ended September 30, 1996 is a decrease of $135,000 and $340,000, respectively.

8. No additional income tax expenses were provided because of the Company's net operating loss carryover.

9. All per share information for the twelve months ended December 31, 1995 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14, 1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1995.



                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 28, 1997

                                        PARKWAY PROPERTIES, INC.



                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer
                                        Treasurer and Secretary